CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

April 17, 2018

Fellow Partner:

Our Fund earned $2.60 per share of net investment income in the three months ended March 31, 2018, compared to $2.52 per share in the same period of 2017.

After providing for the March 31, 2018 distribution, the net asset value per partnership share on March 31, 2018 was $652.08. The net asset value on December 31, 2017, our last report date, was $674.84

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT

Portfolio Review	First Quarter 2018

Summary

The S&P 500® returned -0.76% in the first quarter of 2018 as the realized volatility spiked amid rising interest rate and inflation expectations, as well as trade related concerns. Despite the March pull back in information technology (IT), the sector was the best performing area of the market for the quarter. The consumer discretionary sector was an additional leader. Conversely, interest-rate sensitive sectors such as telecommunications services and consumer staples lagged the broader market.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500®, during the first quarter, net of fees. In sector terms, the largest detractor from performance was consumer discretionary, where media holdings and zero exposure to internet and direct marketing retail had the most negative impact. Industrials and financials were additional sources of weakness. Conglomerate holdings and an underweight to aerospace and defense hindered results in industrials, while a bank holding weighed in financials. Specifically, holding Wells Fargo & Company was the largest detractor, followed by a position in Comcast Corp. and zero exposure to Amazon.com Inc.

Conversely, consumer staples was the largest contributor to performance, where a lack of exposure to household products and food and staples retailing led within the sector. Zero exposure to the real estate and utilities sectors also proved beneficial. The largest individual contributors were positions in Intel Corp. and Moody’s Corp., followed by holding JPMorgan Chase & Co.

Outlook

Looking forward, we maintain our positive outlook for U.S. equities as a whole. Our view rests on our expectations for a combination of sustained and accelerating growth for the domestic economy, still-low (albeit gradually rising) interest rates and low and stable inflation. Moreover, robust corporate earnings appear to us to be set to continue in 2018 and may get an added boost from recently-passed tax legislation. We remain cautiously optimistic given the benign economic environment and the relatively positive company fundamental backdrop; coupled with a resurgence in business consumer and investor optimism, which, we believe, should allow for stocks to move higher again this year, notwithstanding the recent spate of volatility.

The Fund’s overall sector weightings shifted in the quarter. Exposure to IT increased, while health care and consumer discretionary decreased. The Fund remains well diversified, with the largest sector overweight relative to the S&P 500® Index in financials, followed by industrials and materials. The largest sector underweight relative to the benchmark was IT, followed by consumer staples and utilities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)	First Quarter 2018

Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2018

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
1st Quarter 2018	(2.97)%		(0.76)%		(1.96)%
1 Year	9.55%		13.99%		19.39%
3 Years*	8.11%		10.78%		13.48%
5 Years*	10.84%		13.31%		13.32%
10 Years*	8.25%		9.50%		9.86%
Annualized*	10.98%	(1)	11.23%	(1)	11.52%	(1)
Cumulative	7,239.49%	(1)	7,963.05%	(1)	8,864.93%	(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2018

(Unaudited)

	Shares	Value
COMMON STOCKS—98.7%
BASICS—7.9%
Air Products & Chemicals, Inc.	62,114	$9,877,989
Cabot Corp.	73,848	4,114,811
Versum Materials, Inc.	31,057	1,168,675

		15,161,475

CAPITAL EQUIPMENT—5.1%
Emerson Electric Co.	106,453	7,270,740
General Electric Co.	183,189	2,469,388

		9,740,128

CONSUMER CYCLICALS—13.2%
3M Co.	23,636	5,188,575
CBS Corp.,—Class B	51,548	2,649,050
Comcast Corp.,—Class A	256,988	8,781,280
Walt Disney Co. (The)	85,102	8,547,645

		25,166,550

ENERGY—4.8%
Exxon Mobil Corp.	62,101	4,633,356
Schlumberger, Ltd.	70,818	4,587,590

		9,220,946

FINANCIAL—21.9%
Bank of America Corp.	48,170	1,444,618
JPMorgan Chase & Co.	111,618	12,274,631
Moody’s Corp.	70,949	11,444,074
Wells Fargo & Co.	315,123	16,515,596

		41,678,919

HEALTH CARE—15.3%
Abbott Laboratories	112,356	6,732,372
AbbVie, Inc.	69,282	6,557,541
Alexion Pharmaceuticals, Inc.*	15,446	1,721,611
Johnson & Johnson	78,760	10,093,094
Merck & Co., Inc.	73,978	4,029,582

		29,134,200

RETAIL—2.7%
Home Depot, Inc.	20,117	3,585,654
Kohl’s Corp.	415	27,187

	Shares	Value
Safeway PDC CVR*†	38,225	$—
Walmart, Inc.	18,345	1,632,155

		5,244,996

STAPLES—3.8%
Altria Group, Inc.	15,436	961,972
Kraft Heinz Co. (The)	3,607	224,680
Mondelez International, Inc.,—Class A	10,720	447,346
PepsiCo, Inc.	37,423	4,084,720
Philip Morris International, Inc.	15,436	1,534,338

		7,253,056

TECHNOLOGY—16.9%
Alphabet Inc.,—Class A*	2,601	2,697,601
Apple, Inc.	16,404	2,752,263
Check Point Software Technologies Ltd.*	38,990	3,873,267
Cisco Systems, Inc.	24,194	1,037,681
Intel Corp.	286,480	14,919,878
Microsoft Corp.	43,766	3,994,523
Oracle Corp.	63,527	2,906,360

		32,181,573

TRANSPORTATION—7.1%
Union Pacific Corp.	100,402	13,497,041

Total Common Stocks (Cost: $24,438,893)		188,278,884

*	Non-Income Producing

†	Security has been valued at fair market value. This security has been deemed illiquid and is a Level 3 security.

Abbreviations:
CVR	Contingent Value Rights
PDC	Property Development Center

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018

(Unaudited)

	Shares	Value
TOTAL INVESTMENTS IN SECURITIES
(Cost: $24,438,893)**	98.7%	$188,278,884
Other assets in excess of liabilities	1.8%	3,344,911
Other liabilities	(0.5)%	(891,626)

NET ASSETS
(Applicable to 292,500 partnership shares outstanding)	100.0%	$190,732,169

Net Asset Value Per Share		$652.08

Net assets applicable to shares owned by:
Limited partners
(292,407 shares)		$190,671,680
Managing general partners (93 shares)		60,489

Total net assets		$190,732,169

**	At March 31, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$22,861,035

Gross unrealized appreciation	165,798,307
Gross unrealized depreciation	(380,458)

Net unrealized appreciation	$165,417,849

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2018

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2018

For the period ended March 31, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

The following is a summary of inputs used, as of March 31, 2018, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$188,278,884	$188,278,884	$—	$0

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive,

Westborough, MA 01581

(800) 852-4750

First Quarter Report

March 31, 2018

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750